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                                                                   Exhibit 10.10

                                                                  CONFORMED COPY

                                    WAIVER AND AMENDMENT No. 1 (this "WAIVER AND
                           AMENDMENT) dated as of May 3, 2001, to the Credit Agreement dated as of July 29, 1999, as amended and restated as of December 16, 1999 and March 16, 2001, by and among CROSS COUNTRY TRAVCORPS, INC., a Delaware corporation (the "BORROWER"), the LENDERS listed in Article I thereto (the "LENDERS"), SALOMON SMITH BARNEY INC., as sole advisor, arranger and book manager, CITICORP USA, INC., as issuing bank (in such capacity the "ISSUING BANK"), swingline lender (in such capacity the "SWINGLINE LENDER"), administrative agent for the Lenders and as collateral agent for the Lenders, BANKERS TRUST COMPANY, as syndication agent, and WACHOVIA BANK, N.A., as documentation agent.

                  A. Pursuant to the Credit Agreement, each of the Lenders, the Swingline Lender and the Issuing Bank have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has informed the Administrative Agent that it intends to acquire the assets and business of Gill/Balsano Consulting L.L.C. ("GBC"), as described in the memorandum from the Borrower to the Lenders dated April 6, 2001 which is attached hereto as Schedule I (such acquisition, the "GBC ACQUISITION"). In connection therewith, the Borrower has requested that the Required Lenders consent to the GBC Acquisition and waive compliance with
Section 6.05(b) of the Credit Agreement with respect to the Borrower's requirement to provide the Administrative Agent with 30 days' written notice prior to the GBC Acquisition.

                  C. The Borrower has also requested that certain provisions of the Security Agreement be amended pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or other Credit Document.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. CONSENT AND WAIVER. The Required Lenders (a) hereby consent to the GBC Acquisition in accordance with the terms and conditions of
Schedule I and (b) waive compliance with Section 6.05(b) of the Credit Agreement with respect to the Borrower's requirement to provide the Administrative Agent with 30 days' written notice prior to the GBC Acquisition; PROVIDED, HOWEVER, that the consent and waiver contained in this Section shall cease to be effective on June 30, 2001, if the GBC Acquisition shall not have occurred on or prior to such date.

                  SECTION 2. AMENDMENTS.
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                           (a) Section 1.01 of the Credit Agreement is hereby
         amended by inserting the following definition in the appropriate alphabetical order therein:

                                    "GBC ACQUISITION" means the acquisition of
                           assets and business of Gill/Balsano Consulting L.L.C. ("GBC"), as described in the memorandum from the Borrower to the Lenders dated April 6, 2001.

                           (b) The following is hereby inserted as a new section following Section 5.01(d) of the Security Agreement:

                                    (e) Notwithstanding anything to the contrary
                  contained in the Credit Agreement or any other Credit Documents, so long as the aggregate cash Proceeds of the Account Rights and Inventory received by the Borrower which result from its business activities in Canada during any calendar year after the date hereof shall not have exceeded $1,000,000 in the lawful currency of the United States ("U.S. DOLLARS")(or the equivalent amount in the lawful currency of Canada ("CANADIAN DOLLARS")), the Borrower shall not be required to establish a Lockbox and Depository Agreement in Canada or deposit and forward the Proceeds of its Account Rights and Inventory derived from its Canadian business activities to the Concentration Account; PROVIDED that the Borrower shall be required to promptly provide notice to the Collateral Agent and the Lenders if such cash Proceeds of the Account Rights and Inventory exceed $1,000,000 U.S. Dollars or the equivalent amount in Canadian Dollars. Upon receipt of such notice, the Collateral Agent or the Required Lenders may require the Borrower to promptly forward or have forwarded all such Proceeds of its Account Rights and Inventory being held by it or for its account to the Concentration Account and establish a Lockbox and Depository Agreement within Canada suitable to the Collateral Agent within 90 days after notice from the Collateral Agent or the Required Lenders.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Waiver and Amendment:

                  (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) the Borrower is in full compliance with the covenants set forth in Article IV and Article V of the Credit Agreement as of the date hereof, except to the extent such covenants expressly relate to an earlier date.

                  (c) no Event of Default or Default has occurred and is continuing.

                  SECTION 4. CONDITIONS TO EFFECTIVENESS. This Waiver and Amendment shall become effective as of the date when the Administrative Agent shall have received counterparts of this Waiver and Amendment that, when taken together, bear the


                                       2
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signatures of the Borrower and the Required Lenders.

                  SECTION 5. EFFECTIVENESS. Except as expressly set forth herein, this Waiver and Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Swingline Lender, the Collateral Agent, the Administrative Agent, the Arranger, the Syndication Agent or the Documentation Agent, under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. This Waiver and Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Waiver and Amendment shall constitute a "Credit Document" for all purposes of the Credit Agreement and the other Credit Documents. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 6. APPLICABLE LAW. THIS WAIVER AND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. COUNTERPARTS. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

                  SECTION 8. EXPENSES. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Waiver and Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 9. HEADINGS. The headings of this Waiver and Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by their respective authorized officers as of the date first above written.


                                       CROSS COUNTRY TRAVCORPS, INC.,


                                       by /s/ EMIL HENSEL
                                          --------------------------------------
                                            Name:  Emil Hensel
                                            Title: CFO


                                       CITICORP USA, INC., individually and as
                                       Administrative Agent, Collateral Agent,
                                       Issuing Bank and Swingline Lender,


                                       by /s/ ALLEN FISHER
                                          --------------------------------------
                                            Name:  Allen Fisher
                                            Title: Vice President


                                       SALOMON SMITH BARNEY INC., as Arranger,


                                       by /s/ ALLEN FISHER
                                          --------------------------------------
                                            Name:  Allen Fisher
                                            Title: Director


                                       BANKERS TRUST COMPANY,
                                       individually and as Syndication Agent,


                                       by
                                          --------------------------------------
                                            Name:
                                            Title:


                                       BANK OF AMERICA, N.A.,


                                       by /s/ S. PAUL TRAPANI, III
                                          --------------------------------------
                                            Name:  S. Paul Trapani, III
                                            Title: Senior Vice President


                                       FLEET NATIONAL BANK, N.A.,


                                       by /s/ DANIEL JOHNSON
                                          --------------------------------------
                                            Name:  Daniel Johnson
                                            Title: Vice President
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                                       GENERAL ELECTRIC
                                       CAPITAL CORPORATION,


                                       by /s/ THOMAS E. JOHNSTONE
                                          --------------------------------------
                                            Name:  Thomas E. Johnstone
                                            Title: Duly Authorized Signatory


                                       IBJ WHITEHALL BANK & TRUST


                                       by /s/ IBJ WHITEHALL BANK & TRUST
                                          --------------------------------------
                                            Name:   IBJ Whitehall Bank & Trust
                                            Title:  Director


                                       ING (U.S.) CAPITAL LLC


                                       by /s/ BARRY A. ISELEY
                                          --------------------------------------
                                            Name:  Barry A. Iseley
                                            Title: Managing Director


                                       MERRILL LYNCH CAPITAL CORPORATION,


                                       by /s/ CAROL J. E. FEELEY
                                          --------------------------------------
                                            Name:  Carol J. E. Feeley
                                            Title: Vice President


                                       PROVIDENT BANK OF MARYLAND,


                                       by /s/ JENNIFER L. KISSNER
                                          --------------------------------------
                                            Name:  Jennifer L. Kissner
                                            Title: Assistant Vice President


                                       SOVEREIGN BANK,


                                       by
                                          --------------------------------------
                                            Name:
                                            Title:
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                                       SUNTRUST BANK, N.A.,


                                       by /s/ DANIEL S. KOMITOR
                                          --------------------------------------
                                            Name:  Daniel S. Komitor
                                            Title: Director


                                       WACHOVIA BANK, N.A.,
                                       individually and as Documentation Agent,


                                       by
                                          --------------------------------------
                                            Name:
                                            Title: